SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported: August 14, 2007

ETERNAL TECHNOLOGIES GROUP, INC. (Exact name of Registrant as specified in its charter)
0-27929 (Commission file number)
Nevada (State or other jurisdiction of incorporation)	62-1655508 (I.R.S. Employer Identification Number)
Sect. D, 5/F, Block A. Innotech Tower, 235 Nanjing Rd. Heping District, Tianjin 300052 (Address of principal executive offices) (Zip code)
011-86-22-2721-7020 (Registrant’s telephone number, including area code)
__________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 2.02 Results of Operations and Financial Conditions

On August 14, 2007, the Company issued a press release updating the market on financial results for the three months and six months ended June 30, 2007. A copy of the press release is included as an Exhibit to this filing.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

99.1	Press release dated August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETERNAL TECHNOLOGIES GROUP, INC.

Date: August 14, 2007	By:	/s/ Jiansheng Wei
Jiansheng Wei
President and Chief Executive Officer